UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Emmaus Life Sciences, Inc. (“we,” “us,” “our, “Emmaus” or the “company”) held on November 23, 2021 (the “Annual Meeting”), the stockholders approved the company’s 2021 Stock Incentive Plan (the “2021 Plan”). The 2021 Plan was approved by our Board of Directors on September 29, 2021, subject to stockholder approval, upon the recommendation of the Compensation Committee of our Board of Directors.

The description of the 2021 Plan set forth under the caption “Proposal 3 – Approval of 2021 Stock Incentive Plan” in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 12, 2021, is hereby incorporated herein by reference. The description of the 2021 Plan is qualified in its entirety by reference to the 2021 Plan, which is incorporated herein by reference as Exhibit 10.1

Item 5.07 Submission of Matters to a Vote of Security Holders.

Voting Results

At the Annual Meeting, the stockholders of the company voted on six proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.

The details of the voting are provided below:

Proposal 1:

To elect the seven nominees named below to our Board of Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified or their earlier retirement, resignation or removal:

	Votes For	Votes Withheld	Broker Non-Votes
Yutaka Niihara, M.D., M.P.H.	25,860,237	220,156
Willis C. Lee	25,892,845	187,548
Robert Dickey IV	25,887,345	193,048
Masaharu Osato, M.D.	25,891,923	188,470
Jane Pine Wood	25,887,945	192,448
Wei Peu Zen	25,887,382	193,011
Alfred Lui, M.D.	25,893,432	186,961
			3,949,369

Proposal 2:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To approve the amendment to our restated certificate of incorporation to authorize our Board of Directors in its discretion to effect a reverse stock split of the outstanding shares of our common stock	29,399,449	540,130	90,183	0

Proposal 3:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To approve our 2021 Stock Incentive Plan	25,609,777	433,820	36,796	3,949,369

Proposal 4:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To approve, by non-binding advisory vote, the compensation of our named executive officers	25,543,032	497,065	40,296	3,949,369

Proposal 5:

	Every Year	Every Two Years	Every Three Years	Abstain
To recommend, by non-binding advisory vote, the frequency of future advisory votes on our executive compensation	575,230	573,086	24,711,064	221,013

Proposal 6:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
To ratify the appointment of Baker Tilly US, LLP as our independent auditors for the fiscal year ending December 31, 2021	29,935,626	44,800	49,336	0

Board Determination re Frequency of Say-on-Pay Advisory Votes

At the annual meeting of our Board of Directors held on November 23, 2021 following the Annual Meeting, our Board of Directors considered the outcome of the stockholder advisory vote regarding the frequency of future advisory votes on our executive compensation, or say-on-pay, and in accordance with the stockholder advisory vote determined to hold such say-on-pay advisory votes every three years. Accordingly, the next say-on-pay advisory vote will take place at the 2024 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2021	Emmaus Life Sciences, Inc.

	By:	/s/ YASUSHI NAGASAKI
Name: Yasushi Nagasaki
Title: Chief Financial Officer

EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date
10.1	2021 Stock Incentive Plan	Schedule 14A	001-35527	Annex B	10/12/21
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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